UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 14, 2013

NATURAL GAS SERVICES GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Colorado	1-31398	75-2811855
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

508 West Wall Street, Suite 550
Midland, TX 79701

(Address of Principal Executive Offices)

(432) 262-2700

(Registrant's Telephone Number, Including Area Code)

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 2.02.  Results of Operations and Financial Condition.

On March 14, 2013, Natural Gas Services Group, Inc. issued a press release announcing its results of operations for the fourth quarter and twelve months ended December 31, 2012. The press release issued on March 14, 2013 is furnished as Exhibit No. 99 to this Current Report on Form 8-K. Natural Gas Services Group's annual report on Form 10-K and its reports on Forms 10-Q and 8-K and other publicly available information should be consulted for other important information about Natural Gas Services Group, Inc.

 The information in this Current Report on Form 8-K, including Exhibit No. 99 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits

The Exhibit listed below is furnished as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Description

99	Press release issued March 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.

Dated: March 14, 2013
	By:	/s/ Stephen C. Taylor

Stephen C. Taylor
President & Chief Executive Officer